Exhibit 99.1

Office of the US Trustee—Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: November 2011

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	☒	☐	☐
2. Comparative Balance Sheet.	☒	☐	☐
3. Statement of Cash Receipts and Disbursements.	☒	☐	☐
4. Statement of Aged Receivables.	☒	☐	☐
5. Statement of Aged Payables.	☒	☐	☐
6. Statement of Operations, Taxes, Insurance and Personnel.	☒	☐	☐
7. Other documents/reports as required by the U.S. Trustee: None	☐	☐	☐

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: December 15, 2011
Principal Accounting Officer
Title of Debtor Representative

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
		November 30,	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,	June 30,
	10/28/10-10/31/10	2010	2010	2011	2011	2011	2011	2011	2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289
Occupancy	$—	$971	$595		$—	$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247	$1,374
Professionals	$—	$—	$65,179		$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)	$—
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824	$5,201

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985	$11,364

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)	$(11,364)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	July 31,	August 31,	September 30,	October 31,	November 30,
	2011	2011	2011	2011	2011
Income
Misc Income	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$557	$2,264	$—	$13	$—
Occupancy	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$3,500	$2,500
Investor Relations	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,707	$3,928	$2,215	$4,975	$2,108
Professionals	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$—	$10,753

Total Expenses	$5,764	$8,692	$4,715	$8,488	$15,361

Net Income (Loss)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699	$47,432,007

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)	$(293,858,201)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)	$(40,375,730)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	7/31/2011	8/31/2011	9/30/2011	10/31/2011	11/30/2011
Assets
Current Assets
Cash	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437
Investment in WIN Partners	$—	$—	$—	$—	$—

Total Current Assets	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279

Liabilities
Postpetition Liabilities:
Accounts Payable	$55,815	$55,590	$35,132	$35,119	$45,864
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$55,815	$55,590	$35,132	$35,119	$45,864

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,448,979	$47,448,754	$47,428,296	$47,428,283	$47,439,028

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,863,965)	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)

Total Owner Equity	$(40,381,493)	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)

Total Liabilities and Equity	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: November 30, 2011

Cash Receipts

Date	Description (Source)	Amount
Beginning Cash Balance		$5,601,052.24

Total Cash Receipts		$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: November 30, 2011

Cash Disbursements

Date	Check No.	Payee	Description	Amount
11/1/2011	ACH	Labor & Industries	Quarterly Tax Pmt	$7.46
11/30/2011	1109	J. Frank Armijo	September Retainer Board of Director Fees	$500.00	*
11/30/2011	1110	Kay C. Carnes	September Retainer Board of Director Fees	$500.00	*
11/30/2011	1111	Craig D. Eerkes	September Retainer Board of Director Fees	$500.00	*
11/30/2011	1112	Donald H. Swarts	September Retainer Board of Director Fees	$500.00	*
11/30/2011	1113	P. Mike Taylor	September Retainer Board of Director Fees	$500.00	*
11/30/2011	1114	Denise Sloon	Bookkeeping Services Rendered	$143.08	*
11/30/2011	1115	IST Shareholder Services	Out of Pocket expenses for October 2011	$261.30	*
11/30/2011	1116	RR Donnelley	EDGAR prep and transmission	$392.00	*
11/30/2011	1117	IST Shareholder Services	Transfer Agent Fees November 2011	$1,311.65	*

	Total Cash Disbursements			$4,615.49

	Adjustments (explain)			$—

	Ending Cash Balance (must be reconcile to the bank statement for account cited above)			$5,596,436.75

*	Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount
9/1/2011	1091	IST Shareholder Services	Unclaimed Dividends	$20,084.71

	8	100605591
AMERICANWEST BANCORPORATION
ATTN: SHELLY KRASSELT
110 S FERRALL
SPOKANE WA 99202
Nov 30, 2011
Pg 1 of 1

Ban Control
11/01/2011 Beginning Balance		5,628,961.98
0 Deposits/Other Credits	+	.00
9 Checks/Other Debits	-	7,832 .49
11/30/2011 Ending Balance 30 Days in Statement Period		5,621,129.49

Checks listed in numerical order;			(*) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1101	11/18	700.00	1105	11/03	700.00
1102	11/04	700.00	1106	11/02	353.96
1103	11/10	700.00	1107	11/07	3,211.07
1104	11/03	700.00	1108	11/07	760.00

Other Debits
11/01/2011 ACH Payment	LABOR&INDUSTRIES L&I ELF	7.46

Daily Ending Balance
11/01	5,628,954.52	11/04	5,626,500.56	11/10	5,621,829.49
11/02	5,628,600.56	11/07	5,622,529.49	11/18	5,621,129.49
11/03	5,627,200.56

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending November 30, 2011

Total Due	Current	Past Due	Past Due	Past Due
	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
Prepetition
$—	$—	$—	$—	$—
Postpetition
$—	$—	$—	$—	$—
Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance				$—
New Accounts this Month				$—
Balance				$—
Amount Collected on Prior Accounts				$—
Closing Balance				$—
Check Figure				$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending November 30, 2011

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current	Past Due	Past Due	Past Due
			(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$27,453.78	$10,752.50	$—	$—	$16,701.28
	Morrison Foerster	$5,410.30	$—	$—	$—	$5,410.30
	Sandler O’Neil	$13,000.00	$—	$—	$—	$13,000.00

	Totals	$45,864.08	$10,752.50	$—	$—	$35,111.58

	Accounts Payable Reconciliation
	Opening Balance	$35,119.04
	Total New Indebtedness Incurred this Month	$10,752.50

	Balance	$45,871.54

	Amount paid on Prior Accounts Payable	$7.46

	Closing Balance	$45,864.08

Office of the US Trustee—Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: November 30, 2011

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

The plan was rejected by a single large trustee voting over $11 million dollars. Negotiations have proceeded since voting on whether the rejection can be reversed. The court held a status conference on November 3rd, and has required that the Plan process be completed at a hearing on January 12, 2012. There will be another status conference on January 5, 2012.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES

FICA	$—	$—	N/A	$—
Withholding	$—	$—	N/A	$—
Unemployment	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$7.46	11/1/2011	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount**
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

**	Amounts shown are for the month ending November 30, 2011.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/2/2011	$188,299	$27,454
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant		$—		$—	$—
Special Counsel	11/2/2010	$—	6/2/2011	$542,770	$5,410
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $0; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—